[THE AMERICAN FUNDS GROUP(R)]

The New Economy Fund

SEMI-ANNUAL REPORT
For the six months ended May 31, 1998


[cover: Three picture circles surrounding the fund name]


The New Economy Fund(R) aims to help you participate in the many investment opportunities that are being created as society continues to shift from producing standardized goods to providing a wide array of services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, gas and electric utilities to cable television, cellular telephones to merchandising, entertainment to computer software, and airlines to health care - all of which are benefiting from the accelerating demand for services and information.


The New Economy Fund is one of the 28 mutual funds in The
American Funds Group,(R) managed by Capital Research and
Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.
Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

            TOTAL             AVERAGE ANNUAL
            RETURN            COMPOUND RETURN
Ten         +345.94%          +16.13%
Years
Five        +114.65           +16.51
Years
One         +26.71            -
Year


Sales charges are lower for accounts of $50,000 or more. THE
FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT
PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY,
SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE
TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF
LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION,
THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY,
ENTITY OR PERSON. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT
TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL
INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF
ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.



FELLOW SHAREHOLDERS

RESULTS AT A GLANCE
FOR PERIODS ENDED MAY 31, 1998
(WITH ALL DISTRIBUTIONS REINVESTED)

Six Months                         +18.6%
Twelve Months                      +34.3
Lifetime (average annual
compound return since
December 1, 1983)                  +16.3



The New Economy Fund posted a large gain during the first half of its 1998 fiscal year. For the six months ended May 31, the value of your investment rose 18.6% if, like most shareholders, you reinvested the income dividend of 8 cents a share and a $1.72-a-share capital gain distribution paid during the period.

This six-month return is greater than the fund's historical average annual return and reflects a pace that is unsustainable over any extended period. It brings the total increase since operations began in December 1983 to 797.3% including reinvestment, or 16.3% a year.


The November-May gain was broadly based, with about three-fourths of all securities held throughout the period rising in price. Continuing a pattern that began during fiscal 1997, some of the increases were recorded by stocks that had turned in lackluster performances in recent years after doing well earlier in the '90s. Examples include Intuit, a software producer (+56.9%), Brinker International, a restaurant chain (+47.5%) and Viacom, a multimedia company and our biggest single investment (+57.1%).


EUROPEAN MARKETS OUTPACE EVEN STRONG U.S. SHOWING

Buoyed by strengthening economies, European equities in general led the way in helping the fund achieve its strong results. The stock markets in Germany, Italy, Spain and France all rose two to three times as fast as the U.S. stock market overall, even after adjusting for the strength of the dollar. The United Kingdom also outpaced the United States. Mannesmann, a diversified German company providing cellular telephone services, recorded the largest price increase of any European stock in the fund's portfolio: 110.2% for the six months. Vodafone, in the same business and based in the U.K., was up 66.5%. The fund benefited not only from the 12.5% of the portfolio invested directly in Europe but by holding U.S.-based firms which have major operations there. AirTouch Communications (+21.3%) is an example.
Non-U.S. investments account for about one-fourth of the fund's portfolio, with holdings in the economically troubled
Asia/Pacific region fortunately accounting for only 4%.


In the U.S., which accounts for about two-thirds of the fund's portfolio, the economy is in its eighth year of a broad expansion. Interest rates remain low. The jobless rate is at its lowest level in more than two decades, yet producer and consumer prices have risen surprisingly little considering the strength of the expansion. That confluence of favorable factors has fostered an extremely bullish atmosphere in the U.S. stock market. The popular averages have soared for three consecutive years, and that advance continued in the first half of the fund's fiscal year.

WHERE THE FUND'S
ASSETS ARE INVESTED
 (as of 5/31/98)

Country              Percent of
                     Net Assets

United States        62.4%
United Kingdom       4.5
Canada               2.5
Mexico               1.8
Australia            1.8
Spain                1.6
Germany              1.3
Denmark              1.2
Japan                1.2
Netherlands          1.2
Belgium              .8
Italy                .8
Sweden               .6
New Zealand          .5
France               .4
Philippines          .4
Hong Kong            .3
Argentina            .2
Peru                 .2
Taiwan               .2
Luxembourg           .1
Other                5.1
countries
                     89.1
Cash &               10.9
Equivalents

Total                100.0%

MEASURING THE FUND'S RESULTS

We believe that a useful way of evaluating the fund's results is to look at unmanaged indexes that correspond to three parts of New Economy's portfolio: 1) the Lipper Growth Fund Index, which tracks 30 of the largest growth-oriented U.S. mutual funds, recorded a total return for the half-year of 12.7%; 2) the Russell 2500, which tracks small- and medium-capitalization U.S. stocks, went up 7.5% on a reinvested basis; and 3) the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far
East) Index, which measures all major markets outside North America, rose 16.2% for the six months. In evaluating New Economy's results within our organization, we use these three benchmarks because we feel there is no single index that parallels the fund's portfolio.


The unmanaged Standard & Poor's 500 Composite Index posted a total return for this period of 15.0%, less than that of the fund. The S&P 500 is a benchmark by which equity mutual fund results are often judged. However, it includes a number of manufacturing companies not in New Economy's investment universe and focuses rather heavily on larger corporations, while the fund's portfolio includes many smaller firms. Indeed, almost half of the fund's stocks have market capitalizations of less than $2 billion. Also, the S&P is made up almost entirely of U.S.
securities, whereas the fund can invest up to 40% outside the United States.


In closing, we would like to reiterate the note of caution sounded at the beginning of this letter. New Economy invests with a long-term focus, employing a value-oriented approach based on thorough research and attention to risk. We believe that shareholders who maintain a long-term perspective and have the patience and self-discipline to stay with their holdings through periodic downturns as well as bull markets should, over time, continue to be well rewarded. Nonetheless, markets can and will go down, and your fund will not be immune.


Cordially,

/s/ William R. Grimsley      /s/ Timothy D. Armour


William R. Grimsley          Timothy D. Armour
Chairman of the Board        President
July 10, 1998


THE NEW ECONOMY FUND
Investment Portfolio, May 31, 1998
(Unaudited)
-------------------------------------------                                 -------------
[begin pie chart]
Largest Holdings by Industry

Broadcasting & Publishing                                                           16.87%
Telecommunications                                                                  11.06
Miscellaneous Financial Services                                                     7.70
Insurance                                                                            6.98
Computer Services & Software                                                         6.21
All Other Industries                                                                40.27
Cash & Equivalents                                                                  10.91
[end pie chart]
-------------------------------------------                                 -------------
                                                                                  Percent
                                                                                       of
                          Largest Equity Holdings                              Net Assets

Viacom                                                                               2.92%
Tele-Communications, Liberty Media Group                                             2.73
Time Warner                                                                          2.64
Freddie Mac                                                                          2.47
Fannie Mae                                                                           2.43
Carnival                                                                             2.22
Rentokil Initial                                                                     2.19
Tele-Communications, TCI Group                                                       2.08
Fairfax Financial Holdings                                                           1.90
EXEL                                                                                 1.51
-------------------------------------------                                 ------------- -----------------------

                                                                                               Market     Percent
Equity-Type Securities (Common and                                             Shares or        Value      of Net
 Preferred Stocks and Convertible Debentures)                              Principal Amoun      (000)      Assets
----------------------------------------                                   ---------------    -------     -------
BROADCASTING & PUBLISHING - 16.87%
Viacom Inc., Class B  (1)                                                       3,035,000      166,925        2.92
Tele-Communications, Inc., Series A, Liberty Media Group (1)                    4,721,380      155,805        2.73
Time Warner Inc.                                                                1,940,220      150,973        2.64
Tele-Communications, Inc., Series A,  TCI Group (1)                             3,454,659      118,538        2.08
Comcast Corp., Class A, special stock                                           2,485,000       85,189        1.49
News Corp. Ltd., preferred shares (Australia)                                   2,845,362       15,397
News Corp. Ltd.                                                                 2,088,169       12,868
News Corp. Ltd. (American Depositary Receipts)                                    470,000       11,574
News Corp. Ltd., preferred shares (American Depositary Receipts)                  235,000        5,038         .79
Tele-Communications International, Class A  (1)                                 2,350,000       40,097         .70
Mediaset SpA (Italy) (2)                                                        5,760,000       37,242         .65
EMAP PLC (United Kingdom)                                                       1,400,000       29,587         .52
ProSieben Media AG (Germany) (1)                                                  410,000       20,444         .36
Chris-Craft Industries, Inc. (1)                                                  327,818       17,231         .30
Thomson Corp. (Canada)                                                            600,000       16,936         .30
TV Azteca, SA de CV (American Depositary Receipts) (Mexico)                     1,105,670       15,963         .28
CANAL+ (France)                                                                    81,370       14,777         .26
Grupo Televisa, SA (American Depositary Receipts)(Mexico) (1)                     345,000       13,476         .24
Scholastic Corp. (1)                                                              236,200        9,448         .16
AUDIOFINA (Luxembourg)                                                            185,000        7,694         .13
CBS Corp.                                                                         200,434        6,364         .11
FLEXTECH PLC (United Kingdom)                                                     500,000        4,263         .07
Golden Books Family Entertainment, Inc. (1)                                       500,000        4,031         .07
SOFT BANK CORP. (Japan)                                                            69,560        2,659         .05
Young Broadcasting Inc., Class A (1)                                               18,000          934         .02
TELECOMMUNICATIONS - 11.06%
Telefonica SA (Formerly Telefonica de Espana, SA)(Spain)                        1,375,000       61,460
Telefonica SA (American Depositary Receipts)                                      170,000       22,865        1.48
Tele-Communications, Inc., Series A, TCI Ventures Group (1)                     4,600,000       80,069        1.40
Telefonos de Mexico, SA de CV, Class L (American Depositary Receipts)           1,541,960       73,147        1.28
(Mexico)
AirTouch Communications (1)                                                     1,450,000       69,056        1.21
Mannesmann AG (Germany)                                                            57,500       56,215         .98
Tele Danmark AS, Class B (American Depositary Receipts) (Denmark)                 704,700       32,680
Tele Danmark AS, Class B                                                          200,000       18,706         .90
Telecom Corp. of New Zealand Ltd. (New Zealand)                                 2,200,000       10,132
Telecom Corp. of New Zealand Ltd., Installment Receipt                          3,602,400        9,472
Telecom Corp. of New Zealand Ltd. (2)                                           2,028,400        9,341         .51
MCI Communications Corp.                                                          500,000       26,734         .47
Sprint Corp.                                                                      350,500       25,148         .44
Vodafone Group PLC (American Depositary Receipts) (United Kingdom)                225,000       24,722         .43
Hong Kong Telecommunications Ltd. (Hong Kong)                                  10,194,412       18,354         .32
LCI International, Inc. (1)                                                       469,400       17,573         .31
SITEL Corp. (1)                                                                 2,350,000       14,688         .26
France Telecom, SA (France)                                                       190,000       10,647         .19
Telefonica del Peru SA, Class B (American Depositary Receipts) (Peru)             485,600       10,501         .18
Globalstar Telecommunications Ltd. (1)                                            166,634        9,873         .17
TeleTech Holdings, Inc. (1)                                                       600,000        8,100         .14
Telecom Argentina SA, Class B (American Depositary Receipts) (Argentina)          261,000        8,091         .14
Telecom Italia SpA (Italy)                                                        850,000        6,368
Telecom Italia SpA, savings shares                                                150,000          810         .13
Telefonica de Argentina SA, Class B (American Depositary Receipts) (Argentina)    128,700        4,191         .07
APAC TeleServices, Inc. (1)                                                       300,000        2,728         .05
MISCELLANEOUS FINANCIAL SERVICES - 7.70%
Freddie Mac                                                                     3,100,000      141,050        2.47
Fannie Mae                                                                      2,321,500      139,000        2.43
Capital One Financial Corp.                                                       589,100       58,799        1.03
SLM Holding Corp.                                                                 980,000       39,139         .69
First Data Corp.                                                                  800,000       26,600         .47
CB Richard Ellis Services Group, Inc. (Formerly CB Commercial Real Estate         333,200       11,204         .20
Services Group, Inc) (1)
ORIX Corp. (Japan)                                                                154,000       10,006         .17
Insignia Financial Group, Inc., Class A (1)                                       355,700        8,737         .15
American Capital Strategies, Ltd.                                                 225,000        5,301         .09
INSURANCE - 6.98%
Fairfax Financial Holdings Ltd. (Canada)(1)                                       251,000       96,876
Fairfax Financial Holdings Ltd.                                                    30,000       11,579        1.90
EXEL Ltd. (Incorporated in Bermuda)                                             1,150,000       86,537        1.51
ING Groep NV (Netherlands)                                                        708,224       48,623
ING Groep NV,  warrants, expire 2001 (1)                                          900,000       17,808        1.16
Aetna Inc.                                                                        370,000       28,929         .51
American International Group, Inc.                                                225,000       27,858         .49
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                 553,900       27,003         .47
Life Re Corp.                                                                     250,000       18,406         .32
20th Century Industries                                                           600,000       16,913         .30
Trenwick Group Inc.                                                               255,000        9,690         .17
HCC Insurance Holdings, Inc.                                                      400,000        8,550         .15
COMPUTER SERVICES & SOFTWARE - 6.21%
Cendant Corp. (Formerly CUC International Inc.) (1)                             3,395,000       73,629        1.29
Oracle Corp. (1)                                                                2,775,000       65,559        1.15
Intuit Inc. (1)                                                                   700,000       33,162         .58
PeopleSoft, Inc. (1)                                                              600,000       26,213         .46
Security Dynamics Technologies, Inc. (1)                                        1,230,000       25,984         .46
HNC Software Inc. (1)                                                             737,000       25,473         .45
Shared Medical Systems Corp.                                                      300,000       21,825         .38
Electronic Arts (1)                                                               400,000       17,400         .30
Policy Management Systems Corp. (1)                                               190,000       15,675         .27
Altera Corp.(1)                                                                   400,000       13,450         .24
Platinum Software Corp. (1)                                                       600,000       11,513         .20
American Management Systems, Inc. (1)                                             400,000       10,850         .19
Broderbund Software, Inc. (1)                                                     450,000        7,200         .13
MacNeal-Schwendler Corp. (1)                                                      603,300        6,372         .11
BANKING - 5.84%
Societe Generale de Belgique SA (Belgium)                                         259,500       46,204         .81
Wells Fargo & Co.                                                                 116,666       42,175         .74
Norwest Corp.                                                                   1,000,000       38,875         .68
Charter One Financial, Inc.                                                       992,250       33,985         .60
Associated Banc-Corp                                                              625,000       30,937         .54
Westpac Banking Corp.(Australia)                                                3,850,000       25,410         .44
Unidanmark A/S (Denmark)                                                          207,500       16,753         .29
Royal Bank of Canada (Canada)                                                     250,000       15,281         .27
ForeningsSparbanken AB, Class A (Sweden)                                          490,000       14,716         .26
STB Cayman Capital Ltd., 0.50% convertible debentures 2007 (Japan)         $2,240,000,000       14,659         .26
Keystone Financial, Inc.                                                          375,000       14,625         .26
Sakura Finance (Bermuda) Trust, Convertible Preference Share Units (Japan)    864,000,000        4,984
Sakura Bank, Ltd.                                                               1,371,000        4,063         .16
First Union Corp.                                                                 150,000        8,297         .15
St. George Bank Ltd. (Australia)  (1)                                             140,000        6,825         .12
Banco de Santander, SA (Spain)                                                    105,500        5,315         .09
National Westminster Bank PLC (United Kingdom)                                    223,735        4,056         .07
Philippine Commercial International Bank, Inc. (Philippines)                      807,600        3,555         .06
Grupo Financiero Banamex Accival, SA de CV, Class L (Mexico) (1)                1,277,389        2,826         .04
MISCELLANEOUS BUSINESS SERVICES - 5.66%
Rentokil Initial PLC (Formerly Rentokil Group PLC) (United Kingdom)            18,059,800      124,886        2.19
Pittston Brink's Group                                                          1,075,000       41,589         .73
Concord EFS, Inc. (1)                                                             888,300       28,315         .49
Administaff, Inc. (1)                                                             565,800       23,198         .41
Security Capital Group Inc., Class A (1)                                           13,500       18,225
Security Capital Group Inc., Class B (1)                                           52,800        1,478         .34
ABR Information Services, Inc. (1)                                                599,400       15,360         .27
Metamor Worldwide, Inc. (1)                                                       505,800       15,190         .27
Snyder Communications, Inc. (1)                                                   350,000       14,109         .25
Black Box Corp. (1)                                                               350,000       13,956         .24
Rental Service Corp. (1)                                                          500,000       12,969         .23
Stewart Enterprises, Inc., Class A                                                200,000        5,400         .09
CorporateFamily Solutions, Inc. (1)                                               220,000        5,032         .09
InaCom Corp. (1)                                                                  100,000        3,244         .06
EarthWatch Inc., 12% convertible preferred, Series C (1) (2) (3) (4)              500,000          250         .00
MERCHANDISING - 5.52%
Consolidated Stores Corp. (1)                                                   1,500,000       57,281        1.00
Viking Office Products, Inc. (1)                                                1,432,400       40,958         .72
AutoZone, Inc. (1)                                                              1,200,000       39,900         .70
Circuit City Stores, Inc. - Circuit City Group                                    575,000       24,366
Circuit City Stores, Inc. - CarMax Group (1)                                      900,000        8,719         .58
USA Networks, Inc. (formerly HSN, Inc.) (1)                                       910,000       22,295         .39
Limited Inc.                                                                      500,000       16,625         .29
Garden Ridge Corp. (1)                                                            815,000       14,262         .25
Home Depot, Inc.                                                                  164,000       12,884         .22
Claire's Stores, Inc.                                                             600,000       11,287         .20
PETsMART, Inc. (1)                                                              1,000,000        9,875         .17
MSC Industrial Direct Co., Inc., Class A (1)                                      357,400        9,538         .17
Tesco PLC (United Kingdom)                                                        974,410        8,546         .15
Coles Myer Ltd. (Australia)                                                     1,800,209        8,109         .14
Gymboree Corp. (1)                                                                500,000        7,906         .14
Michaels Stores, Inc. (1)                                                         237,500        7,110         .12
DFS Furniture Co. PLC (United Kingdom)                                          1,300,000        5,478         .10
JLK Direct Distribution Inc., Class A (1)                                         232,500        5,464         .10
CompuCom Systems, Inc. (1)                                                        400,000        2,925         .05
Dickson Concepts (International) Ltd. (Hong Kong--Incorporated in Bermuda)      1,278,400        1,658         .03
ENTERTAINMENT & LEISURE - 5.46%
Carnival Corp., Class A                                                         1,870,000      126,693        2.22
Walt Disney Co.                                                                   747,000       84,504        1.48
Mirage Resorts, Inc. (1)                                                        2,300,000       47,869         .84
MGM Grand, Inc. (1)                                                               400,000       13,275         .23
Midway Games Inc. (1)                                                             900,000       12,150         .21
Nintendo Co., Ltd. (Japan)                                                        120,000       11,206         .20
Star Cruises PLC (United Kingdom)(1)                                            4,980,000       10,757         .19
Circus Circus Enterprises, Inc. (1)                                               300,000        5,325         .09
ELECTRONIC DATA PRODUCTS - 3.28%
America Online, Inc. (1)                                                          770,000       64,151        1.12
Micron Technology, Inc. (1)                                                     1,000,000       23,562         .41
Adaptec, Inc. (1)                                                               1,506,300       22,877         .40
Microchip Technology Inc. (1)                                                     760,000       18,620         .33
Texas Instruments Inc.                                                            300,000       15,412         .27
3Com Corp. (1)                                                                    500,000       12,688         .22
Intel Corp.                                                                       175,000       12,502         .22
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)                            2,600,000        9,305         .16
Rohm Co., Ltd. (Japan)                                                             80,000        8,307         .15
RESTAURANTS - 2.20%
Brinker International, Inc. (1)                                                 3,050,000       66,338        1.16
Mc Donald's Corp.                                                                 520,000       34,125         .60
Foodmaker, Inc. (1)                                                             1,270,400       21,438         .37
Sizzler International, Inc. (1)                                                 1,375,000        3,781         .07
HEALTH & HOSPITAL SERVICES - 1.85%
Columbia/HCA Healthcare Corp.                                                   1,030,000       33,668         .59
FIRST HEALTH Group Corp. (Formerly HealthCare COMPARE Corp.) (1)                  360,000       20,452         .36
United HealthCare Corp.                                                           200,000       12,800         .22
Human Genome Sciences, Inc. (1)                                                   300,000       10,950         .19
Orthodontic Centers of America, Inc. (1)                                          500,000       10,594         .19
Cerner Corp. (1)                                                                  376,000        9,635         .17
Nu Skin Enterprises Class A (Formerly Nu Skin Asia Pacific, Inc.)(1)              290,000        7,540         .13
ENVIRONMENTAL SERVICES - 1.36%
Allied Waste Industries, Inc. (1)                                               1,514,800       40,142         .70
USA Waste Services, Inc. (1)                                                      311,500       14,699         .26
Ecolab Inc.                                                                       400,000       12,350         .22
Waste Management, Inc.                                                            320,000       10,400         .18
INFORMATION & PRINTING SERVICES - 0.99%
Reuters Group PLC (American Depositary Receipts) (United Kingdom)                 433,393       29,687         .52
Primark Corp. (1)                                                                 808,900       27,048         .47
REAL ESTATE - 0.65%
Host Marriott Corp. (1)                                                         1,300,000       25,025         .44
Mitsubishi Estate Co., Ltd. (Japan)                                             1,320,000       11,585         .21
Mandamus AB (Sweden) (3)                                                           24,500          156         .00
ADVERTISING - 0.64%
Omnicom Group Inc.                                                                400,000       18,725         .33
Interpublic Group of Companies, Inc.                                              300,000       17,794         .31
ELECTRIC UTILITIES - 0.55%
Southern Electric PLC (United Kingdom)                                          1,600,000       13,836         .24
Manila Electric Co., Class B (Philippines)                                      3,000,000        8,880         .16
National Power PLC (United Kingdom)                                               940,000        8,751         .15
DIVERSIFIED SERVICES - 0.53%
Brambles Industries Ltd. (Australia)                                              875,000       17,736         .31
Benpres Holdings Corp. (Global Depositary Receipts) (Philippines)(1)            3,916,536       12,729         .22
ENERGY SERVICES - 0.53%
Schlumberger Ltd. (Netherlands Antilles)                                          390,000       30,444         .53
LEASING SERVICES - 0.53%
Hertz Corp., Class A                                                              481,300       22,080         .39
IKON Office Solutions, Inc.                                                       382,400        8,102         .14
MISCELLANEOUS PUBLIC SERVICES - 0.52%
K N Energy, Inc.                                                                  550,000       29,769         .52
COMPUTER SYSTEMS - 0.43%
Silicon Graphics, Inc. (1)                                                      1,120,300       13,444         .24
International Business Machines Corp.                                              94,000       11,033         .19
HOTELS & MOTELS - 0.31%
Sodexho Marriott Services, Inc. (Formerly Marriott International, Inc.)           500,000       17,375         .31
SAFETY & SECURITY SERVICES - 0.10%
Securitas AB, Class B (Sweden)                                                    153,000        5,844         .10
RAIL & ROAD SERVICES - 0.09%
Greyhound Lines, Inc. (1)                                                         825,000        5,156         .09
AIRLINES - 0.06%
Southwest Airlines Co.                                                            130,900        3,493         .06
MISCELLANEOUS
Other equity securities in initial
 period of acquisition                                                                         180,855        3.17
                                                                                              -------        ----
TOTAL EQUITY SECURITIES
 (cost: $3,014,888,000)                                                                      5,087,627       89.09
                                                                                Principal   ---------      ------
                                                                                   Amount
Short-Term Securities                                                               (000)
----------------------------------------                                       ----------   ---------
CORPORATE SHORT-TERM NOTES - 9.04%
Abbott Laboratories 5.47%-5.50%
due 6/4-6/25/98                                                                   $65,230       65,077        1.15
Procter & Gamble Co. 5.38%-5.48%
due 6/17-8/12/98                                                                   53,780       53,529         .94
National Rural Utilities Cooperative Finance Corp. 5.47%-5.50%
due 6/22-8/6/98                                                                    53,900       53,482         .94
American Express Credit Corp. 5.49%-5.51%
due 6/29-7/28/98                                                                   53,500       53,201         .93
Lucent Technologies Inc. 5.46%-5.50%
due 7/6-7/21/98                                                                    47,200       46,892         .82
General Electric Capital Corp. 5.47%-5.51%
due 6/18-7/9/98                                                                    42,000       41,830         .73
H. J. Heinz Co. 5.48%-5.51%
due 6/17-7/8/98                                                                    40,700       40,517         .71
Amoco Corp. 5.44%-5.48%
due 7/9-7/30/98                                                                    36,900       36,617         .64
CIT Group Holdings, Inc. 5.49%-5.53%
due 6/9-7/17/98                                                                    36,300       36,149         .63
Gannett Co., Inc. 5.48% (2)
due 6/9-6/23/98                                                                    33,500       33,401         .58
Bell Atlantic Financial Services, Inc. 5.49%-5.51%
due 6/18-7/7/98                                                                    31,000       30,868         .54
Duke Energy Corp. 5.47%-5.49%
due 7/14-7/23/98                                                                   24,700       24,516         .43
FEDERAL AGENCY DISCOUNT NOTES - 1.66%
Freddie Mac 5.40%-5.43% due 6/30-8/6/98                                            43,300       43,006         .75
Federal Home Loan Banks 5.385%-5.41%
 due 6/3-7/24/98                                                                   33,200       33,036         .58
International Bank for Reconstruction and Development 5.40%
due 6/2/98                                                                         18,600       18,594         .33
NON-U.S. CURRENCY - 0.29%
New Taiwanese Dollar                                                             $563,057       16,585         .29

TOTAL SHORT-TERM SECURITIES                                                                   -------      ------
 (cost: $627,713,000)                                                                          627,300       10.99
                                                                                              -------      ------
TOTAL INVESTMENT SECURITIES
 (cost: $3,642,601,000)                                                                      5,714,927      100.08

Excess of payables over cash and receivables                                                     4,253         .08
                                                                                            ---------      ------
NET ASSETS                                                                                   5,710,674      100.00
                                                                                            =========      ======



(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the fund's Board of Trustees.
(4) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

See Notes to Financial Statements


Equity securities appearing in the
 portfolio since November 30, 1997
-------------------------------------------
3Com
Adaptec
Altera
American Capital Strategies
Associated Banc-Corp
CB Commercial Real Estate Services Group
Claire's Stores
Coles Myer
First Union
France Telecom
HCC Insurance Holdings
Hertz
K N Energy
Life Re
Mandamus
Manila Electric
Metamor Worldwide
Microchip Technology
National Westminster Bank
Platinum Software
Rental Service
Reuters Group
Rohm
Security Capital Group
Security Dynamics Technologies
St. George Bank
Star Cruises
Taiwan Semiconductor Manufacturing
Texas Instruments
Unidanmark
Westpac Banking


Equity securities eliminated from the
 portfolio since November 30, 1997
-------------------------------------------

Acclaim Entertainment
Altron
AT&T
Avid Technology
Banta
Barnes & Noble
Ceridian
Computer Associates International
Electronic Data Systems
First Chicago NBD
First USA Paymentech
Gaylord Entertainment
Gemstar International Group
Giant Food
Giordano Holdings
Harrah's Entertainment
Jacobs Engineering Group
Macromedia
MicroAge
Netscape Communications
Outback Steakhouse
PacifiCare Health Systems
Precision Response
Quebecor Printing
Station Casinos
Sybase
Topdanmark
Tranz Rail Holdings
Travelers Property Casualty
Verity
Werner Enterprises



The New Economy Fund
Financial Statements                                              (Unaudited)
Statement of Assets and                                           (dollars in
Liabilities at May 31, 1998                                        thousands)
                                                  ----------       ----------
Assets:
Investment securities at market
 (cost: $3,642,601)                                                $5,714,927
Cash                                                                      208
Receivables for-
 Sales of investments                                $31,698
 Sales of fund's shares                                7,271
 Dividends                                             5,157           44,126
                                                  ----------       ----------
                                                                    5,759,261
Liabilities:
Payables for-
 Purchases of investments                             37,056
 Repurchases of fund's shares                          6,166
 Management services                                   2,075
 Accrued expenses                                      3,290           48,587
Net Assets at May 31, 1998-                       ----------       ----------
 Equivalent to $22.71 per share on
 251,434,153 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                       $5,710,674
                                                                   ----------


                                                                  (Unaudited)
Statement of Operations                                           (dollars in
for the six months ended May 31, 1998                              thousands)
----------------------------------------          ----------       ----------
Investment Income:
Income:
 Dividends                                        $   22,246
 Interest                                             12,537         $ 34,783
                                                  ----------
Expenses:
 Management services fee                              11,358
 Distribution expenses                                 6,473
 Transfer agent fee                                    2,104
 Reports to shareholders                                 169
 Registration statement and prospectus                   109
 Postage, stationery and supplies                        488
 Trustees' fees                                           62
 Auditing and legal fees                                  60
 Custodian fee                                           404
 Taxes other than federal income tax                      70
 Other expenses                                           92           21,389
                                                  ----------         --------
 Net investment income                                                 13,394
                                                                    ---------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                     311,164
Net increase in unrealized
 appreciation on investments:
 Beginning of period                               1,507,804
 End of period                                     2,072,296
  Net unrealized appreciation                     ----------
   on investments                                                     564,492
 Net realized gain and unrealized                                   ---------
  appreciation on investments                                         875,656
Net Increase in Net Assets                                          ---------
 Resulting from Operations                                           $889,050
                                                                  ===========
See Notes to Financial Statements

                                                                  (dollars in
Statement of Changes in Net Assets                                 thousands)
----------------------------------------          ----------       ----------
                                                  Six months
                                                       ended       Year ended
                                                   5/31/98 *       11/30/1997
Operations:                                       ----------       ----------
Net investment income                             $   13,394       $   28,767
Net realized gain on investments                     311,164          396,363
Net unrealized appreciation
 on investments                                      564,492          440,324
                                                  ----------       ----------
 Net increase in net assets
  resulting from operations                          889,050          865,454
                                                  ----------        ---------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                 (18,360)        (32,176)
Distributions from net realized
 gain on investments                                (394,742)       (257,536)
                                                  ----------       ----------

 Total dividends and distributions                  (413,102)       (289,712)
                                                  ----------       ----------
Capital Share Transactions:
Proceeds from shares sold:
 19,704,161 and 28,930,089
 shares, respectively                                432,735          535,948
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 20,251,869 and 16,361,452 shares,
 respectively                                        393,650          275,377
Cost of shares repurchased: 18,129,163 and
 43,976,233 shares, respectively                    (396,009)       (806,006)
                                                  ----------       ----------
 Net increase in net assets resulting
  from capital share transactions leaders            430,376            5,319
                                                  ----------       ----------
Total Increase in Net Assets                         906,324          581,061

Net Assets:
Beginning of period                                4,804,350        4,223,289
End of period (including undistributed            ----------       ----------
 net investment income: $12,042 and
 $17,008, respectively)                           $5,710,674       $4,804,350
                                                    =========      ==========



 * Unaudited

 See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS           (UNAUDITED)

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:


 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions.


The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.


 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.


 As of May 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,072,326,000, of which $2,266,252,000 related to appreciated securities and $193,926,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended May 31, 1998. Net losses related to non-U.S. currency transactions of $53,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $3,642,601,000 at May 31, 1998.


3. The fee of $11,358,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.


 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended May 31, 1998, distribution expenses under the Plan were $6,473,000. As of May 31, 1998, accrued and unpaid distribution expenses were $3,001,000.
 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,104,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,198,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of May 31, 1998, aggregate amounts deferred and earnings thereon were $146,000.


 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. As of May 31, 1998, accumulated undistributed net realized gain on investments was $311,239,000 and paid-in capital was $3,315,097,000.
 The fund made purchases and sales of investment securities, excluding short-term securities, of $714,065,000 and $765,591,000, respectively, during the six months ended May 31, 1998.


 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $404,000 includes $5,000 that was paid by these credits rather than in cash.


 Dividend income is recorded net of non-U.S. taxes paid. For the six months ended May 31, 1998, such non-U.S. taxes were $1,911,000. Net realized currency losses on dividends and withholding taxes reclaimable on a book basis, were $53,000 for the six months ended May 31, 1998.


PER-SHARE DATA AND RATIOS 1
                                                       Six
                                                    months
                                                    ended/2/              Year   ended November 30
                                                   ---------    -----    -----   -----     -----    -----
                                                     5/31/98     1997     1996    1995      1994     1993
                                                   ---------    -----    -----   -----     -----    -----
Net Asset Value, Beginning
 of Period                                             20.92     18.5    16.98   14.65     16.47    13.17
                                                   ---------    -----    -----   -----     -----    -----

Income from Investment
 Operations:
 Net investment income                                   .05      .12      .14     .20       .17      .11
 Net realized and unrealized
  gain (loss) on investments                            3.54     3.57     2.26    2.99      (.59)    3.75
  Total income (loss) from                         ---------    -----    -----   -----     -----    -----
   investment operations                                3.59     3.69     2.40    3.19      (.42)    3.86
                                                   ---------    -----    -----   -----     -----    -----
Less Distributions:
 Dividends from net investment
  income                                               (.08)    (.14)    (.19)   (.18)      (.12)   (.07)
 Distributions from net realized
  gains                                               (1.72)   (1.13)    (.69)   (.68)     (1.28)   (.49)
                                                   ---------    -----    -----   -----      -----   -----
   Total distributions                                (1.80)   (1.27)    (.88)   (.86)     (1.40)   (.56)
                                                   ---------    -----    -----   -----     -----    -----
Net Asset Value, End of Period                         22.71    20.92     18.5   16.98      14.65   16.47
                                                      ======   ======   ======  ======      =====  ======
Total Return /3/                                  18.61% /4/   21.64%   15.00%  23.22%    (2.94%)  30.60%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                       $5,711   $4,804   $4,223  $3,523     $2,592  $1,912
 Ratio of expenses to average
  net assets                                        0.4% /4/     .81%     .84%    .88%       .85%    .85%
 Ratio of net income to
  average net assets                               0.25% /4/     .66%     .85%   1.33%      1.25%    .76%
 Average commissions
  paid per share /5/                                   3.14c    2.58c    1.17c    .16c       .38c    .30c
 Portfolio turnover rate                          14.55% /4/   31.62%   29.54%  27.03%     25.51%  26.97%


/1/ Adjusted to reflect the 100%
  share dividend effective May
  26, 1994.
/2/ Unaudited
/3/ Excludes maximum sales charge of 5.75%
/4/ Based on operations for the
  period shown and, accordingly,
  not representative of a full
  year's operations.
/5/ Brokerage commissions
  paid on portfolio
  transactions increase the
  cost of securities
  purchased or reduce the
  proceeds of securities sold
  and are not separately reflected in the
  fund's statement of
  operations. Shares traded
  on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
  Generally, non-U.S. commissions
  are lower than U.S. commissions
   when expressed as a percentage of transaction amount because of the lower per-share prices of many non-U.S.
  securities.



[THE AMERICAN FUNDS GROUP(R)]

THE NEW ECONOMY FUND

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company

225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers llp

400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.

333 South Hope Street
Los Angeles, California 90071-1462


FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


Printed on recycled paper
Litho in USA  BDA/AL/3846
Lit. No. NEF-013-0798